                                                                    Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR

                            TENDER OF ALL OUTSTANDING
             $100,000,000 8 3/4% SENIOR SUBORDINATED NOTES DUE 2008

                                 IN EXCHANGE FOR

       NEW $100,000,000 8 3/4% SERIES B SENIOR SUBORDINATED NOTES DUE 2008

                                       OF

                         GRAHAM PACKAGING COMPANY, L.P.

                                       AND

                              GPC CAPITAL CORP. I

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Registered holders of outstanding 8 3/4% Senior Subordinated Notes due 2008 that were issued on May 28, 2003 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 8 3/4% Series B Senior Subordinated Notes due 2008 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding
Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.
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                  The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK


             By Mail:                         By Facsimile:                 By Hand or Overnight Delivery:
        The Bank of New York               The Bank of New York                   The Bank of New York
    Corporate Trust Operations       Attention: Ms. Carolle Montreuil        Corporate Trust Operations
         Reorganization Unit                  (212) 298-1915                     Reorganization Unit
   101 Barclay Street -- 7 East                                                 101 Barclay Street --
         New York, NY 10286                 Confirm Receipt of                      Lobby Window
Attention: Ms. Carolle Montreuil          Facsimile by telephone                 New York, NY 10286
                                              (212) 815-5920              Attention: Ms. Carolle Montreuil

                               ----------------
     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:


     The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated       , 2003 of Graham Packaging Company, L.P. and GPC Capital
Corp. I (the "Prospectus"), receipt of which is hereby acknowledged.



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                               DESCRIPTION OF OUTSTANDING NOTES TENDERED
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                              Name and Address of    Certificate Number(s)
                              Registered Holder as    of Outstanding Notes
                                it Appears on the     Tendered (or Account   Principal Amount
                                Outstanding Notes       Number at Book-      Outstanding Notes
   Name of Tendering Holder      (Please print)         Entry Facility)          Tendered
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

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

                                    SIGN HERE


Name of Registered or Acting Holder:____________________________________________

Signature(s):___________________________________________________________________

Name(s) (Please Print):_________________________________________________________

Address:________________________________________________________________________

Telephone Number:_______________________________________________________________

Date:___________________________________________________________________________

IF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:


DTC Account Number:_____________________________________________________________

Date:___________________________________________________________________________

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

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                    THE FOLLOWING GUARANTEE MUST BE COMPLETED
                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration date (as defined in the Letter of Transmittal).

Name of Firm: _________________________        _________________________________
                                                     (authorized signature)

Address:_______________________________        Title:___________________________

_______________________________________        Name:____________________________
         (zip code)                                     (please type or print)

Area Code and
Telephone No.:_________________________        Date:____________________________
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NOTE:  DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
      OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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